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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  ---------

                                   FORM 8-K



                                CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                         DATE OF REPORT JULY 26, 2002



                         CAP ROCK ENERGY CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                        0-32667              75-2794300
(State or Other Jurisdiction of         Commission         (I.R.S Employer
Incorporation or Organization)         File Number         Identification No.)

500 West Wall Street, Suite 400, Midland, Texas                  79701
(Address of Principal Executive Offices)                       (Zip Code)


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                                (915) 683-5422
             (Registrant's Telephone Number, Including Area Code)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective July 26, 2002, Arthur Andersen LLP ("Arthur Andersen") was dismissed and KPMG LLP ("KPMG") was engaged as the principal independent accountant for Cap Rock Energy Corporation ("Company"). The decision to change accountants was recommended by Lee D. Atkins, Chief Financial Officer, and approved by the Company's audit committee.

          The reports of Arthur Andersen on the financial statements of the Company's predecessor, Cap Rock Electric Cooperative, Inc. ("Electric"), for the year and period ended March 31, 2001, and December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

          During Electric's year ended March 31, 2001, and period ended December 31, 2001, as well as the subsequent interim period through July 26, 2002, for both the Company and Electric, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which agreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its reports.

          The Company requested that Arthur Andersen furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company understands that it will be unable to obtain that letter.

          During Electric's year ended March 31, 2001, and its period ended December 31, 2001, and the Company's subsequent interim period through July 26, 2002, KPMG has not been engaged as an independent accountant to audit either Electric's or the Company's financial statements or the financial statements of any of their consolidated subsidiaries, nor has KPMG been consulted regarding the application of the Company's accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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ITEM 5.   OTHER EVENTS

          Not Applicable.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)   Financial statements of businesses acquired: Not Applicable.

          (b)   Pro forma financial information: Not Applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

          Not Applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Not Applicable.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAP ROCK ENERGY CORPPORATION
                                                  Registrant

                                                  By: /s/ Lee D. Atkins
July 26, 2002                                         __________________________
                                                      Lee D. Atkins
                                                      Senior Vice President and
                                                      Chief Financial Officer